UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2012

Constellation Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (585) 678-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Supplemental Indenture

On August 14, 2012, Constellation Brands, Inc. (the “Company”), certain subsidiary guarantors (the “Guarantors”) and Manufacturers and Traders Trust Company (“M&T”), as trustee (the “Trustee”), entered into a Supplemental Indenture No. 2, dated as of August 14, 2012 (the “Supplemental Indenture”), which supplemented the Indenture, dated as of April 17, 2012 (the “Base Indenture” and together with the Supplemental Indenture, the “Indenture”). Under the Indenture, the Company issued $650,000,000 aggregate principal amount of 4.625% Senior Notes due 2023 (the “Notes”) in a public offering pursuant to an Underwriting Agreement entered into on August 6, 2012, as disclosed in Item 1.01 of the Company’s Current Report on Form 8-K dated August 6, 2012 and filed with the Securities and Exchange Commission (the “SEC”) on August 10, 2012, which Item 1.01 disclosure is incorporated herein by reference. The sale of the Notes was made pursuant to a prospectus and a prospectus supplement (the “Prospectus Supplement”), each dated August 6, 2012 and filed with the SEC on August 7, 2012.

The Company intends to use the net proceeds from the offering of the Notes, together with additional borrowings drawn under the Company’s Credit Agreement (as defined below) and available cash, to finance the Company’s previously announced pending acquisition of the 50% membership interest in Crown Imports LLC not already owned by the Company (the “Crown Acquisition”) or, if the Company is unable to finance the entire Crown Acquisition, towards the purchase of at least one-half of the 50% membership interest the Company does not already own (the “Alternate Crown Acquisition”), pursuant to the terms of the Membership Interest Purchase Agreement, dated as of June 28, 2012, among the Company, certain of its subsidiaries and Anheuser-Busch InBev SA/NV (the “Purchase Agreement”). The Company described the material terms of the Crown Acquisition and the Alternate Crown Acquisition under the caption “Membership Interest Purchase Agreement” in Item 1.01 of its Current Report on Form 8-K dated June 28, 2012 and filed with the SEC on July 2, 2012, and incorporates that description herein by this reference. As discussed below, an amount equal to 100% of the principal amount of the Notes was placed into an escrow account (the “Escrow Account”) and will be released to fund a portion of the Crown Acquisition or the Alternate Crown Acquisition or in connection with a Special Mandatory Redemption (as defined below). The Company did not prefund interest that may accrue on the Notes prior to a Special Mandatory Redemption.

The Notes will mature on March 1, 2023. Interest on the Notes will accrue from August 14, 2012 and will be payable on March 1 and September 1 of each year until maturity, beginning March 1, 2013. Except as discussed below, the Notes are senior unsecured obligations of the Company, rank equally with all of the Company’s other senior unsecured indebtedness, and are effectively subordinated to the indebtedness outstanding under the Company’s Amended and Restated Credit Agreement, dated as of August 8, 2012, among the Company, Bank of America, N.A., as administrative agent, and the lenders party thereto (as may be amended, refinanced, extended, substituted, replaced or renewed from time to time, the “Credit Agreement”) from time to time and any other secured debt the Company may incur to the extent of the value of the assets securing such debt. The Notes are fully and unconditionally guaranteed on a senior basis, jointly and severally, by the Guarantors, subject to release provisions described below. Each guarantee is effectively subordinated to any secured obligations of the Guarantors to the extent of the value of the assets securing such debt. The Notes are also structurally subordinated to all indebtedness and other liabilities of subsidiaries of the Company that have not guaranteed the Notes. The Guarantors constitute the subsidiaries of the Company that are guarantors under the Credit Agreement. The guarantee of a Guarantor will be released to the extent such Guarantor is released as a guarantor under the Credit Agreement or the Credit Agreement (or a successor thereto) is amended, refinanced, extended, substituted, replaced or renewed without such Guarantor being a guarantor of the indebtedness thereunder, or if the Credit Agreement is otherwise terminated or the requirements for legal or covenant defeasance or to discharge the Indenture have been met. Subsidiaries that guarantee the Credit Agreement (or a successor thereto) in the future will also be required to guarantee the Notes, subject to the release provisions.

The Company may, at its option, redeem some or all of the Notes at any time at a redemption price equal to the accrued and unpaid interest on the Notes to the redemption date plus the greater of (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (excluding interest accrued to the redemption date) from the redemption date to the maturity date discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the “Treasury Rate” (as defined in the Supplemental Indenture) plus 50 basis points.

If the Purchase Agreement is terminated and the transactions contemplated thereby are abandoned or if neither the Crown Acquisition nor the Alternate Crown Acquisition has been consummated on or prior to December 30, 2013, all of the Notes will be redeemed (the “Special Mandatory Redemption”) at a price equal to 100% of the principal amount thereof, together with accrued and unpaid interest to the date of the Special Mandatory Redemption.

If the Company experiences a “change of control” (as defined in the Supplemental Indenture), it must offer to repurchase all the Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to the repurchase date.

The Indenture contains covenants that, among other things, limit the Company’s ability under certain circumstances to create liens or enter into sale-leaseback transactions and impose conditions on the Company’s ability to engage in mergers, consolidations and sales of all or substantially all of its assets.

The Indenture also contains certain “Events of Default” (as defined in the Supplemental Indenture) customary for indentures of this type. If an Event of Default has occurred and is continuing, the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may, and the Trustee at the request of the holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall, declare all unpaid principal of, premium, if any, and accrued interest on all the Notes to be due and payable.

Terms of the Indenture, the Notes and the related guarantee by each of the Guarantors issued pursuant to the Indenture are more fully described in the section of the Prospectus Supplement entitled “Description of the Notes and the Guarantees.”

The description above is a summary and is qualified in its entirety by the terms of the Supplemental Indenture (which includes the forms of the Notes and the related guarantee by each of the Guarantors), which is filed herewith as Exhibit 4.1, incorporated by reference herein and incorporated by reference as an exhibit to the Company’s registration statement on Form S-3 (SEC File No. 333-179266). The description above is also qualified in its entirety by the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated April 17, 2012 and filed with the SEC on April 23, 2012 and is incorporated by reference herein.

Escrow Agreement

In connection with the issuance of the Notes, the Company entered into an escrow agreement, dated as of August 14, 2012 (the “Escrow Agreement”), with M&T, in its capacity as Trustee, and M&T, as escrow agent (the “Escrow Agent”) and securities intermediary, pursuant to which an amount equal to 100% of the principal amount of the Notes (collectively, with any other property from time to time held by the Escrow Agent, the “Escrowed Property”) was placed into the Escrow Account. The Company granted to the Trustee, for the benefit of the Trustee and the holders of the Notes, a security interest in any interest it has in the Escrow Account or Escrowed Property and its right to receive the Escrowed Property pursuant to the Escrow Agreement. In the event of an acceleration of the Notes pursuant to the Indenture, the Trustee will be entitled to exercise the remedies of a secured party under the New York Uniform Commercial Code and issue entitlement orders with respect to the Escrow Account. The Escrow Agreement requires the Escrowed Property to be invested in cash or certain U.S. dollar denominated short term investments.

The Escrowed Property will be released to the Company upon delivery by the Company to the Escrow Agent of an officer’s certificate certifying that the closing of the Crown Acquisition or the Alternate Crown Acquisition is expected to occur in accordance with the terms of the Purchase Agreement (and without any amendment, waiver or modification thereof that is materially adverse to the holders of the Notes) within five business days following the date of such officer’s certificate and the Company has received or waived the GM Transaction Closing Notice (as defined in the Purchase Agreement). In the event that the Crown Acquisition or Alternate Crown Acquisition is not actually consummated within seven business days following the disbursement of Escrowed Property to the Company, the Company must redeposit all Escrowed Property with the Escrow Agent (subject to its right to cause a subsequent release by delivering a new officer’s certificate). Alternatively, the Escrowed Property will be released to the paying agent under the Supplemental Indenture for purposes of effecting the Special Mandatory Redemption (i) upon delivery by the Company to the Escrow Agent of an officer’s certificate directing the release of the Escrowed Property to the paying agent, or (ii) if the Escrowed Property has not been released prior to December 31, 2013. The security interest granted by the Company to the Trustee under the Escrow Agreement will automatically terminate upon the consummation of the Crown Acquisition or Alternate Crown Acquisition.

The Escrow Agreement contains other terms customary for agreements of this type which, among other things, define the duties and rights of the Escrow Agent and the other parties to the Escrow Agreement.

The description above is a summary and is qualified in its entirety by the terms of the Escrow Agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Relationships with Manufacturers and Traders Trust Company

In addition to the relationships with M&T as a party to the Indenture and Escrow Agreement described above, from time to time the Company borrows from, maintains deposit accounts and conducts other transactions with M&T or its affiliates in the ordinary course of business. In particular, M&T is currently a lender under the Credit Agreement and serves as trustee under Supplemental Indenture No. 1 to the Base Indenture, under which the Company has issued $600,000,000 aggregate principal amount of 6% senior notes due 2022. M&T is a lender under a credit facility with a Sands family investment vehicle that, because of its relationship with members of the Sands family, is an affiliate of the Company. Such credit facility is secured by pledges of shares of the Company’s class B common stock.

Item 7.01 Regulation FD.

On August 14, 2012, the Company issued a news release announcing the consummation of the Notes offering, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

References to the Company’s website in the news release do not incorporate by reference the information on such website into this Current Report on Form 8-K, and the Company disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed or furnished, as appropriate, as part of this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Supplemental Indenture No. 2, dated as of August 14, 2012, among Constellation Brands, Inc., as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

10.1	Escrow Agreement, dated as of August 14, 2012, among Constellation Brands, Inc., Manufacturers and Traders Trust Company, in its capacity as Trustee, and Manufacturers and Traders Trust Company, as escrow agent and securities intermediary.

99.1	News Release of Constellation Brands, Inc. dated August 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION BRANDS, INC.

Date: August 17, 2012	By:	/s/ Robert Ryder

Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

(4.1)	Supplemental Indenture No. 2, dated as of August 14, 2012, among Constellation Brands, Inc., as Issuer, certain subsidiaries, as Guarantors, and Manufacturers and Traders Trust Company, as Trustee.

(5)	OPINION REGARDING LEGALITY

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(10)	MATERIAL CONTRACTS

(10.1)	Escrow Agreement, dated as of August 14, 2012, among Constellation Brands, Inc., Manufacturers and Traders Trust Company, in its capacity as Trustee, and Manufacturers and Traders Trust Company, as escrow agent and securities intermediary.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated August 14, 2012.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.